UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 5, 2013

BLACK RIDGE OIL & GAS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53952	27-2345075
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10275 Wayzata Boulevard, Suite 310 Minnetonka, MN 55305
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:   (952) 426-1241

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 5, 2013, Black Ridge Oil & Gas, Inc. (the “Company”) entered into Change of Control Agreements with its Chief Executive Officer, Ken DeCubellis, and Chief Financial Officer, James Moe. The Change in Control Agreements provide for twelve months of severance in the event of termination as a result of a change in control of the Company.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

10.1	Change of Control Agreement, dated April 5, 2013, between Black Ridge Oil & Gas, Inc. and Ken DeCubellis
10.2	Change of Control Agreement, dated April 5, 2013, between Black Ridge Oil & Gas, Inc. and James Moe

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK RIDGE OIL & GAS, INC.

	By:	/s/ James Moe
James Moe
Chief Financial Officer

Date: April 5, 2013

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